SUPPLEMENT

Dated November 1, 2006

To

Prospectus Dated May 1, 2006

FLEXIBLE PREMIUM VARIABLE ANNUITY

Issued by

The Northwestern Mutual Life Insurance Company

And

NML Variable Annuity Account B

This Supplement amends the May 1, 2006 prospectus (the “Contract Prospectus”) for the Flexible Payment Variable Annuity issued through NML Variable Annuity Account B (“Separate Account”). The terms used in this Supplement have the same meanings as in the Contract Prospectus unless otherwise noted. This Supplement is not valid unless accompanied by the Contract Prospectus. Please read this Supplement, the Contract Prospectus, and the prospectuses for the mutual funds corresponding to the Divisions of the Separate Account carefully before you invest.

This Supplement makes the following addition, as a new fourth paragraph, to the section of the prospectus entitled “Access to Your Money,” on page 13 in order to clarify further our existing administrative practices with respect to withdrawals:

We may accept a withdrawal request (including an exchange) in writing, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that a payment plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date anytime prior to such future date.

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